KEY JUDGEMENTS AND ESTIMATES	12 Months Ended
Dec. 31, 2021
KEY JUDGEMENTS AND ESTIMATES
KEY JUDGEMENTS AND ESTIMATES

6.KEY JUDGEMENTS AND ESTIMATES

In the application of the Group’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised where the revision affects only that period, or in the period of the revision and future periods where the revision affects both current and future periods.

The estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities are outlined below.

Fair value of assets and liabilities acquired from GPUone - Note 17

The fair value of assets acquired was assessed in line with independent valuations provide by CBRE of the properties. Given the continued demand for power sites and data centres in the North of America, the Directors consider the valuations to be prudent, however they are still in line with the fair value and consideration paid for the entities, primarily (as discussed above) for Argo to gain access to the low cost of power and direct control of management of the miners at those sites.

The land and buildings have been capitalised (and subsequently depreciated) at the value the independent valuers have given those properties. When modelling a cashflow on these properties and the benefit of owning versus being hosted at the properties the cashflow and profits support these valuations.

Valuation of cryptocurrencies- Note 22

During the year the directors assessed the treatment of both the Bitcoin it mines and the other cryptocurrency held for investment purposes (as part of the broader diversification into non-mining activities), deciding that the only digital assets it would carry and treat as inventories would be the cryptocurrency mined or held in the mined currency (Bitcoin). As such any other cryptocurrency is treated as an intangible assets ( see note 18).

The Board regularly monitors the values of the cryptocurrencies and any market forecasts. During the period, the Group entered into crypto currency transactions, which were assessed for fair value in line with the requirements of IAS 2, Inventories. If assets held by commodity broker-traders are principally acquired for the purpose of selling in the near future and generating a profit from fluctuations in price or broker-traders’ margin, such assets are accounted for as inventory, and changes in fair value (less costs to sell) are recognized in profit or loss. Revaluations were made with such regularity that as at the end of the reporting period the carrying amount of the asset does not differ materially from its fair value. All revaluations were made with reference to level 1 information, being crypto currencies actively traded on the open market (www.coingecko.com). Although this is the source to which we predominantly refer due to the large population of cryptocurrencies it monitors, we regularly review this against other price websites and exchanges.

As at 31 December 2021 the Group held £80,759,000 of crypto currency (see note 22). Cryptocurrencies mined by the Group are classified as digital assets (See Note 22). Cryptocurrencies not mined by the Group are classified as intangible assets (see Note 18).

Tokens are valued at cost until they start vesting and reviewed for impairment. Crowd loans are valued at £nil given that no tokens have yet been received and/or have started vesting. It should be noted only immaterial amounts are invested in this form of assets.

Share-based payments- Note 23

During the year (and in previous years) share based payments were made based on the fees due to certain individuals for services to be performed by them in the future. In calculating these payments, where possible the Directors consulted with professional advisers to establish the market rate for these services. In addition to this, the company has also issued warrants and options to Directors and employees which have been valued in accordance with the Black Scholes model. Significant estimation and judgement is required by the directors when using the Black Scholes method. Further details of these estimates are available in note 23.

Contingent consideration – Note 26

An element of consideration relating to the asset acquisition of the Texas facility (Helios) is contingent on the fulfilment of future contractual milestones. On acquisition, estimates are made regarding the probability of fulfilment and expected timing. These estimates are reassessed at each reporting date and adjustments made to the liability where necessary. The carrying value of contingent consideration at 31 December 2021 was £8,071,000 (2020: £nil).

Valuation of tangible and intangible fixed assets- Notes 18 and 19

The directors considered at length whether any further impairments were required on the value of the mining and computer equipment, and website and underlying software. In doing so they made use of forecasts of revenues and expenditure prepared by the Group and came to the conclusion that further impairment of those assets were unnecessary based on current forecasts.

Fair value of assets acquired was assessed in line with independent valuations provide by CBRE of the sites. Given the continued demand for power sites and data centres in the North of America the Directors consider the valuations to be prudent, however they are still in line with the fair value and consideration paid for the entities, primarily (as discussed above) for Argo to gain access to the low cost of power and direct control of management of the miners at those sites.

During the year as the Group expanded into non-mining activities (Argo Labs) the assets held within Argo Labs are classified as intangible assets. Any impairment of these assets is reflected in the income statement and any increased in the fair value are reflected in the fair value reserve. Argo Labs is an in-house innovation arm focused on identifying opportunities within the disruptive and innovative sectors of the broader cryptocurrency ecosystem. Argo Labs uses a portion of Argo’s crypto assets to deploy into various blockchain projects. Currently Argo allocates approximately 10% if its digital asset holdings to Argo Labs.

Valuation of investments in subsidiaries and amounts due from group companies- Note 21

The Board considered amounts due from group companies and whether any further impairments were required on their carrying value. When considering these amounts they made use of forecasts of the profitability of the subsidiary and of their revenues and expenditure and concluded that impairment of those assets were unnecessary based on current forecasts and performance during the first part of 2022.

The forecasts to support this were built using our existing internal models showing positive cash contribution and profitability of the subsidiaries and their future value to the Group as a whole. Both pre and post year end these models continue to show that the contribution to the Group is at least the carrying value of these investments and as such no impairment has been recognized.

Valuation of investments- Note 15

The Board has reviewed the carrying value of investments at the year end. They have taken into account the underlying investments and have concluded those investments do not require impairment.

WonderFi is listed on the Canadian NEO Exchange market and as such has been valued at its market price.